UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 4, 2018

DRONE AVIATION HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-150332	46-5538504
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11651 Central Parkway #118, Jacksonville, FL 32224

(Address of principal executive offices)

Registrant’s telephone number, including area code: (904) 834-4400

Not applicable.

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 4, 2018, the Board of Directors (the “Board”) of Drone Aviation Holding Corp. (the “Company”) approved the following agreements:

On December 4, 2018, the Company entered into Amendment No. 5 (the “Fifth Amendment”) to the Employment Agreement with Daniyel Erdberg, the Company’s President, which was executed on May 18, 2015 (the “Employment Agreement”). Pursuant to the Fifth Amendment, the Company extended the term of the Employment Agreement from December 31, 2018 to December 31, 2019. Further pursuant to the Fifth Amendment, the compensation under the Employment Agreement was revised to be a base salary of $175,000 and further the Fifth Amendment entitles Mr. Erdberg to a cash bonus under the Employment Agreement of a sum equal to up to 150% of Mr. Erdberg’s current base salary upon approval of the Board.

On December 4, 2018, the Company entered into Amendment No. 4 (the “Fourth Amendment”) to the Employment Agreement with Kevin Hess, the Company’s Chief Technology Officer and a member of its board of directors, which was executed on May 18, 2015 (the “Employment Agreement”). Pursuant to the Fourth Amendment, the Company extended the term of the Employment Agreement from December 31, 2018 to December 31, 2019. Further pursuant to the Fourth Amendment, the compensation under the Employment Agreement was revised to be a base salary of $225,000 and further the Fourth Amendment entitles Mr. Hess to a cash bonus under the Employment Agreement of a sum equal up to 150% of Mr. Hess’s current base salary upon approval of the Board.

On December 4, 2018, the Company entered into Amendment No. 4 (the “Fourth Amendment”) to the Employment Agreement with Felicia Hess, the Company’s Chief Operating Officer, which was executed on May 18, 2015 (the “Employment Agreement”). Pursuant to the Fourth Amendment, the Company modified Ms. Hess’ title from Chief Operating Officer to Chief Quality Officer and extended the term of the Employment Agreement from December 31, 2018 to December 31, 2019. Further pursuant to the Fourth Amendment, the compensation under the Employment Agreement was revised to be a base salary of $160,000 and further the Fourth Amendment entitles Ms. Hess to a cash bonus under the Employment Agreement of a sum equal up to 150% of Ms. Hess’s current base salary upon approval of the Board.

On December 4, 2018, the Company entered into Amendment No. 3 (the “Third Amendment”) to the Employment Agreement with Jay H. Nussbaum, the Company’s Chief Executive Officer and Chairman of its board of directors, which was executed on April 27, 2016 (the “Employment Agreement”). Pursuant to the Third Amendment, the Company extended the term of the Employment Agreement from December 31, 2018 to December 31, 2019. Further pursuant to the Third Amendment, the compensation under the Employment Agreement was revised to be a base salary of $300,000 and further the Third Amendment entitles Mr. Nussbaum to a cash bonus under the Employment Agreement of a sum equal up to 150% of Mr. Nussbaum’s current base salary upon approval of the Board.

On December 4, 2018, the Company entered into Amendment No. 4 (the “Fourth Amendment”) to the Employment Agreement with Kendall Carpenter, the Company’s Chief Financial Officer, Executive Vice President, Secretary and Treasurer, which was executed on May 18, 2015 (the “Employment Agreement”). Pursuant to the Fourth Amendment, the Company extended the term of the Employment Agreement from December 31, 2018 to December 31, 2019. Further pursuant to the Fourth Amendment, the compensation under the Employment Agreement was revised to be a base salary of $175,000 and further the Fourth Amendment entitles Ms. Carpenter to a cash bonus under the Employment Agreement of a sum equal up to 150% of Ms. Carpenter’s current base salary upon approval of the Board.

The foregoing descriptions of the amendments do not purport to be complete and are qualified in their entirety by the amendments to the employment agreements, copies of which are attached or incorporated by reference to this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1+	Amendment No. 5 to Employment Agreement with Daniyel Erdberg with Drone Aviation Holding Corp. dated December 4, 2018.
10.2+	Amendment No. 4 to Employment Agreement with Kevin Hess with Drone Aviation Holding Corp. dated December 4, 2018.
10.3+	Amendment No. 5 to Employment Agreement with Felicia Hess with Drone Aviation Holding Corp. dated December 4, 2018.
10.4+	Amendment No. 3 to Employment Agreement with Jay H. Nussbaum with Drone Aviation Holding Corp. dated December 4, 2018.
10.5+	Amendment No. 4 to Employment Agreement with Kendall Carpenter with Drone Aviation Holding Corp. dated December 4, 2018.

+	Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DRONE AVIATION HOLDING CORP.

Date: December 7, 2018	By:	/s/ Kendall Carpenter
Kendall Carpenter
Chief Financial Officer

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